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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


              Date of Report (date of earliest event reported): April 21, 2005


                               CEL-SCI CORPORATION
                          ------ --------------------
             (Exact name of Registrant as specified in its charter)


     Colorado                         0-11503                  84-0916344
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File No.)        (IRS Employer
of incorporation)                                           Identification No.)

                              8229 Boone Blvd. #802
                                 Vienna, VA 22182
               -------------------------------------------------
                (Address of principal executive offices, including Zip Code)


       Registrant's telephone number, including area code: (703) 506-9460
                                                           --------------



                                       N/A
                 ----------------------------------------- ----
          (Former name or former address if changed since last report)

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Item 1.01  Entry Into a Material Definitive Agreement

      On April 21, 2005 CEL-SCI entered into a three-year employment agreement with Maximilian de Clara, CEL-SCI's President. The employment agreement, which expires on April 30, 2008, provides that CEL-SCI will pay Mr. de Clara an annual salary of $363,000 during the term of the agreement. In the event that there is a material reduction in Mr. de Clara's authority, duties or activities, or in the event there is a change in the control of the Company, then the agreement allows Mr. de Clara to resign from his position at the Company and receive a lump-sum payment from CEL-SCI equal to 18 months salary. For purposes of the employment agreement, a change in the control of CEL-SCI means the sale of more than 50% of the outstanding shares of CEL-SCI's Common Stock, or a change in a majority of CEL-SCI's directors.

Item 9.01  Financial Statements and Exhibits

      Exhibit Number          Description

      10(d)                   Employment Agreement with Maximilian de Clara




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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 26, 2005

                              CEL-SCI CORPORATION



                              By:  /s/ Patricia B. Prichep
                                   ----------------------------------------
                                   Patricia B. Prichep, Senior Vice President
                                   of Operations and Secretary








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                               CEL-SCI CORPORATION

                                    FORM 8-K

                                    EXHIBITS

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